UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2012

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment and restatement of the Current Report on Form 8-K filed on August 3, 2012 (the "Original Filing") is being filed to correct the date of the report set forth on the cover page and to correct the year end dates set forth on the selected balance sheet information. This amendment contains no changes to the other information provided in the Original Filing, which is hereby amended and restated in its entirety.
Item 2.02 Results of Operations and Financial Condition.
On August 3, 2012, Company issued a press release announcing the Company's results of operations for the second quarter ended June 30, 2012. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety. Information included on the Company's website is not incorporated herein by reference.
The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On July 30, 2012, Cheniere Energy Partners, L.P. (the “Partnership”), a majority owned subsidiary of the Company, issued a press release announcing that its board of directors made a positive final investment decision to construct the first two liquefaction trains of the Sabine Pass liquefaction project. The final investment decision remains subject to funding of the initial equity investment by Blackstone CQP Holdco LP. The press release is filed as Exhibit 99.2 to the Partnership's Current Report on Form 8-K filed on August 3, 2012 and is incorporated herein by reference.
On August 2, 2012, Cheniere Energy, Inc. (the “Company”) issued a press release announcing the repayment in full totaling $206.9 million under the 2.25% Convertible Senior Unsecured Notes due August 2012 and that on a standalone basis the Company has no further debt outstanding. The press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein in its entirety.
Information included on the Partnership's website is not incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

d) Exhibits
Exhibit
Number        Description
99.1*            Press Release, dated August 3, 2012.
99.2**            Press Release, dated July 30, 2012. (Incorporated by reference to Exhibit 99.2 to the
Partnership's Current Report on Form 8-K/A (SEC File No. 1-33366), filed on August
7, 2012).
99.3*            Press Release, dated August 2, 2012.

*     Filed herewith.
**     Incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	August 7, 2012	By:	/s/ Meg A. Gentle
			Name:	Meg A. Gentle
			Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number        Description
99.1*            Press Release, dated August 3, 2012
99.2**            Press Release, dated July 30, 2012. (Incorporated by reference to Exhibit 99.2 to the
Partnership's Current Report on Form 8-K/A (SEC File No. 1-33366), filed on August
7, 2012).
99.3*            Press Release, dated August 2, 2012.

*     Filed herewith.
**     Incorporated by reference herein.